UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 4, 2024

Pulse Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37744	46-5696597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3957 Point Eden Way
Hayward, California 94545
(Address of principal executive offices) (Zip Code)

(510) 906-4600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLSE	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01         Regulation FD Disclosure.

On June 4, 2024, Pulse Biosciences, Inc. (the “Company”) issued a press release announcing the commencement of its previously-announced rights offering pursuant to a registration statement filed on Form S-3 (File No. 333-278494), as modified by the post-effective amendment filed with the Securities and Exchange Commission (“SEC”) on May 28, 2024, which was deemed effective by the SEC on May 31, 2024, including the prospectus contained therein, as further modified by the prospectus to be filed pursuant to Rule 424(b)(2) of the Securities Act of 1933, which contains the detailed terms of the rights offering and will be filed with the SEC on June 4, 2024.

A copy of the press release related to the matters set forth herein is attached hereto as Exhibit 99.1. The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Pulse Biosciences, Inc. dated June 4, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulse Biosciences, Inc.

By:	/s/ Burke T. Barrett
Burke T. Barrett President and Chief Executive Officer (Principal Executive and Principal Financial Officer)

Date: June 4, 2024